UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-31157	23-2507402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company.          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Asset Purchase and License Agreement

On June 30, 2023, Innovative Solutions and Support, Inc. (the “Company”) entered into and closed the transactions contemplated by that certain Asset Purchase and License Agreement (the “Agreement”) with Honeywell International Inc. (“Honeywell”).

Pursuant to the Agreement, Honeywell sold, assigned or licensed certain assets related to its inertial, communication and navigation product lines, including a sale of certain inventory, equipment and customer-related documents; an assignment of certain contracts; and a grant of exclusive and non-exclusive licenses to use certain Honeywell intellectual property related to its inertial, communication and navigation product lines to repair, overhaul, manufacture sell, import, export and distribute certain products to the Company for consideration of $36 million in cash.

The Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Loan Agreement

On June 28, 2023, in connection with the transactions contemplated by the Agreement and the payment of the consideration contemplated therein, the Company and one of its subsidiaries entered into an Amendment to Loan Documents (the “Loan Amendment”) with PNC Bank, National Association (the “PNC”), which amends certain terms of that certain Loan Agreement entered into by the parties on May 11, 2023 (the “Loan Agreement” and, as amended, the “Amended Loan Agreement”) and (ii) a corresponding Term Note in favor of PNC (the “Term Note”), which together provide for a senior secured term loan in an aggregate principal amount of $20,000,000, with a maturity date of June 28, 2023 (the “Term Loan”). Availability of funds under the Term Loan was conditioned upon the closing of the transactions contemplated by the Agreement.

The interest rate applicable to loans outstanding under the Term Loan is a floating interest rate equal to the sum of (A) the Term SOFR Rate (as defined in the Term Note) plus (B) an unadjusted spread of the Applicable SOFR Margin plus (C) a SOFR adjustment of ten basis points. The Applicable SOFR Margin ranges from 1.5% to 2.5% depending on the Company’s funded debt to EBITDA ratio. Commencing on June 30, 2023, the Term Loan will amortize in up to sixty equal monthly installments, on a straight-line basis, amortized over a period of ten years, with the balance payable on the maturity date of the Term Loan.

In addition to providing for the Term Loan, the Loan Agreement, together with a corresponding Revolving Line of Credit Note in favor of PNC, executed May 11, 2023 (“Line of Credit Note”), provides for a senior secured revolving line of credit in an aggregate principal amount of $10,000,000, with an expiration date of May 11, 2028 (the “Revolving Line of Credit”).

The interest rate applicable to loans outstanding under the Revolving Line of Credit is a rate per annum equal to the sum of (A) Daily SOFR (as defined in the Line of Credit Note) plus (B) an unadjusted spread of Applicable SOFR Margin plus (C) a SOFR adjustment of ten basis points. The Applicable SOFR Margin ranges from 1.5% to 2.5% depending on the Company’s funded debt to EBITDA ratio.

The Amended Loan Agreement contains customary terms and covenants, which include, among other things, a covenant requiring the Company not to exceed a maximum ratio of funded debt to EBITDA, measured quarterly commencing with the quarter ending June 30, 2023. The Company’s obligations under the Amended Loan Agreement are secured by a lien on substantially all of the assets of the Company pursuant to the Security Agreements dated May 11, 2023 executed by PNC, the Company and certain of its subsidiaries.

The foregoing descriptions of the Loan Agreement, Loan Amendment, Term Note and Line of Credit Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Agreement, Loan Amendment, Term Note and Line of Credit Note, which are filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

To the extent required, the Company intends to file the financial statements required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K as soon as practicable and in any event no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b)          Pro Forma Financial Information.

To the extent required, the Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K as soon as practicable and in any event no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d)           Exhibits.

Exhibit No.	Description
2.1*	Asset Purchase and License Agreement, dated June 30, 2023, by and between Innovative Solutions and Support, Inc. and Honeywell International Inc.
10.1*	Loan Agreement, dated May 11, 2023, by and among Innovative Solutions and Support, Inc., Innovative Solutions and Support, LLC, and PNC Bank, National Association
10.2*	Amendment to Loan Documents, dated June 28, 2023, by and among Innovative Solutions and Support, Inc., Innovative Solutions and Support, LLC, and PNC Bank, National Association
10.3*	Term Note, executed June 28, 2023, by Innovative Solutions and Support, Inc. and Innovative Solutions and Support, LLC
10.4*	Revolving Line of Credit Note, executed May 11, 2023, by Innovative Solutions and Support, Inc. and Innovative Solutions and Support, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: July 7, 2023	By:	/s/ Michael Linacre
Michael Linacre
Chief Financial Officer